SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  December 12, 2002



                                 MedAmicus, Inc.
                                 ---------------
             (Exact name of Registrant as specified in its charter)


          Minnesota                     0-19467                  41-1533300
----------------------------     ----------------------          ----------
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)


15301 Highway 55 West
Plymouth, Minnesota                                     55447
------------------------------                        ----------
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: (763) 559-2613

Items 1, 2, 3, 4, 5, 6, and 8 are not applicable and therefore omitted.

ITEM 9.  REGULATION FD DISCLOSURE.
---------------------------------

         The President and Chief Executive Officer of MedAmicus, Inc. (the "Company"), James D. Hartman, intends to use the slide presentation attached hereto as Exhibit 99.1 which summarizes information about the Company, its products, industry and prospects. The information contained in the slides will be presented to securities fund managers and securities analysts in individual meetings. Also attached to this Form 8-K as Exhibit 99.2 is a description of risks relating to the Company's business.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------

99.1     MedAmicus, Inc. Investor Presentation December 2002
99.2     MedAmicus, Inc. Risks Relating to Our Business dated December 12, 2002

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    MEDAMICUS, INC.

                                    By:  /s/ James D. Hartman
                                       -----------------------------------------
                                           President and Chief Executive Officer


Dated: December 12, 2002